UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 13, 2008

Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-23441	94-3065014

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)
(408) 414-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On May 13, 2008, Power Integrations International, Ltd., (“PI”) a wholly owned subsidiary of Power Integrations, Inc., a Delaware corporation (“the Company”), and OKI Electric Industry Co., Ltd., a Japanese corporation (“OKI Electric”), entered into Amendment Number Two (“Amendment Number Two”) to the Amended and Restated Wafer Supply Agreement, as amended (the “Agreement”), which extends the expiration date of the Agreement to October 1, 2008. Amendment Number Two was effective as of April 1, 2008.
     On May 30, 2008, PI and OKI Electric entered into Amendment Number Three (“Amendment Number Three”) to the Agreement which extends the expiration date of the Agreement to April 1, 2013. Amendment Number Three was effective as of June 9, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.
By:	/s/ Bill Roeschlein
	Name:	Bill Roeschlein
	Title:	Chief Financial Officer

Dated: August 4, 2008